UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2008

                     CITIGROUP FAIRFIELD FUTURES FUND L.P.
                     -------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                        000-50736                   04-3621353
   --------                        ---------                   ----------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                Salomon Smith Barney Fairfield Futures Fund L.P.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

On August 28, 2008, Citigroup Managed Futures LLC, the general partner of the Salomon Smith Barney Fairfield Futures Fund L.P. (the "Registrant"), determined to change the name of the Registrant to "Citigroup Fairfield Futures Fund L.P." A Certificate of Amendment to the Limited Partnership noting this change of name was filed with the Secretary of State of the State of New York on such date.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Description
-----------         -----------
99.1                Amendment to the Certificate of Limited  Partnership of
                    Salomon Smith Barney Fairfield Futures Fund L.P. dated
                    August 27, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIGROUP FAIRFIELD FUTURES FUND L.P.

                                By: Citigroup Managed Futures LLC,
                                    General Partner



                                By /s/ Jerry Pascucci
                                   ---------------------------------------------
                                      Jerry Pascucci
                                      President and Director


                                By /s/ Jennifer Magro
                                   ---------------------------------------------
                                      Jennifer Magro
                                      Chief Financial Officer and Director


Date: September 2, 2008